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                                  UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION

                               Washington, D. C. 20549



                                      FORM 8-K


                                    CURRENT REPORT




        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported): April 26, 2000



                                   MediaOne Group, Inc.
                    (Exact name of registrant as specified in its charter)
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A Delaware Corporation                Commission File Number             IRS Employer Identification No.
(State of incorporation)                     1-8611                       84-0926774
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                               188 Inverness Drive West
                               Englewood, Colorado 80112
                         (Address of principal executive offices)


                                     (303) 858-3000
                  (Registrant's telephone number, including area code)
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Item 5.  Other Events

On April 26, 2000, MediaOne Group, Inc. released its first quarter 2000 earnings results. The release and financial statements are attached hereto as Exhibits.


Item 7.  Exhibits

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Exhibit                 Description

27                      Financial Data Schedule

99 Press Release issued April 26, 2000 concerning the earnings results of MediaOne Group, Inc. for the quarter ended March 31, 2000.

99.1                    Proportionate Results Highlights of MediaOne Group, Inc.
                        for the three months ended March 31, 2000 and 1999, filed in connection with the Press Release dated April 26, 2000.

99.2 Pro Forma Consolidated Domestic Cable Highlights of MediaOne Group, Inc. for the three months ended March 31, 2000 and 1999, filed in connection with the Press Release dated April 26, 2000.

99.3 Pro Forma Key Operating Statistics - Domestic Cable - of MediaOne Group, Inc. for the quarters ended March 31, 2000, December 31, 1999 and March 31, 1999, filed in connection with the Press Release dated April 26, 2000.

99.4 Consolidated Operations Highlights - As Reported of MediaOne Group, Inc. for the three months ended March 31, 2000 and 1999, filed in connection with the Press Release dated April 26, 2000.

99.5                    Earnings per Share Highlights of MediaOne Group, Inc.
                        for the three months ended March 31, 2000 and 1999, filed in connection with the Press Release dated April 26, 2000.

99.6                    Consolidated Revenues and Operating Cash Flow
                        Highlights - As Reported - of MediaOne Group, Inc. for the three months ended March 31, 2000 and 1999, filed in connection with the Press Release dated April 26, 2000.

99.7 Condensed Consolidated Balance Sheets - As Reported, for MediaOne Group, Inc. as of March 31, 2000 and December 31, 1999, filed in connection with the Press Release dated April 26, 2000.

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99.8                    Supplementary Consolidated Domestic Cable Highlights -
                        As Reported, of MediaOne Group, Inc. for the quarter ended March 31, 2000 and for the four quarters and year-to-date of 1999, filed in connection with the Press Release dated April 26, 2000.

99.9 Supplementary Consolidated Domestic Cable Highlights - Pro Forma, of MediaOne Group, Inc. for the quarter ended March 31, 2000 and the four quarters and year-to-date of 1999, filed in connection with the Press Release dated April 26, 2000.
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                                        SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MediaOne Group, Inc.

                                      /s/ STEPHEN E. BRILZ
                                  By:___________________________________
                                     Stephen E. Brilz
                                     Assistant Secretary


Dated:   April 28, 2000

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